Property, plant and equipment, net	12 Months Ended
Dec. 31, 2014
Property, plant and equipment, net.
Property, plant and equipment, net

Note 10—Property, plant and equipment, net

        "Property, plant and equipment, net" consisted of the following:

	December 31,
($ in millions)	2014	2013
Land and buildings	4,142	4,478
Machinery and equipment	7,762	8,258
Construction in progress	653	645

	12,557	13,381
Accumulated depreciation	(6,905)	(7,127)

Total	5,652	6,254

        Assets under capital leases included in "Property, plant and equipment, net" were as follows:

	December 31,
($ in millions)	2014	2013
Land and buildings	192	112
Machinery and equipment	88	98

	280	210
Accumulated depreciation	(163)	(115)

Total	117	95

        In 2014, 2013 and 2012, depreciation, including depreciation of assets under capital leases, was $851 million, $842 million and $733 million, respectively.